UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Indenture

On November 5, 2013, Antero Resources Finance Corporation (the “Company”) successfully closed the sale (the “Offering”) of $1,000,000,000 aggregate principal amount of its 5.375% Senior Notes due 2021 (the “Notes”) to J.P. Morgan Securities LLC and the other initial purchasers (the “Initial Purchasers”).  The Notes were issued pursuant to an indenture, dated as of November 5, 2013 (the “Indenture”), by and among the Company, Antero Resources Corporation (the “Parent Guarantor”), the subsidiary guarantors name therein (together with the Parent Guarantor, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Notes rank (i) senior in right of payment to all of the Company’s future subordinated indebtedness, (ii) equal in right of payment with all of the Company’s other existing and future senior indebtedness and (iii) effectively junior to any future secured indebtedness of the Company, to the extent of the value of the collateral securing such indebtedness.  The Guarantees rank (i) senior in right of payment to all of the Guarantors’ future subordinated indebtedness, (ii) equal in right of payment with all of the Guarantors’ other existing and future senior indebtedness and (iii) effectively junior to any existing and future secured indebtedness of the Guarantors’, to the extent of the collateral securing such indebtedness and (iv) effectively junior to all future indebtedness of any non-guarantor subsidiary of the Guarantors.

Interest on the Notes accrues from and including November 5, 2013 at a rate of 5.375% per year.  Interest on the Notes is payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2014.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to:

•	incur or guarantee additional indebtedness or issue certain preferred stock;

•	pay dividends, repurchase equity securities, redeem subordinated debt or make investments or other restricted payments;

•	transfer or sell assets;

•	create or incur liens;

•	change the Company’s line of business;

•	enter into certain transactions with affiliates; and

•	merge, consolidate or transfer substantially all of the Company’s assets.

These and other covenants that are contained in the Indenture are subject to important exceptions and qualifications.

On or after November 1, 2016, the Company may redeem all or part of the Notes at the following redemption prices, plus accrued and unpaid interest on the Notes, if any, to the applicable redemption date:

Year	Percentage
2016	104.031%
2017	102.688%
2018	101.344%
2019 and thereafter	100.000%

In addition, on or prior to November 1, 2016, the Company may, from time to time, redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a redemption price of 105.375% of the principal amount of the Notes, plus any accrued and unpaid interest to the date of such redemption.

At any time prior to November 1, 2016, the Company may redeem the Notes, in whole or in part, at a redemption equal to 100% of the principal amount of the Notes, plus the Applicable Premium (as defined in the Indenture), together with any accrued and unpaid interest to the date of such redemption.

If a Change of Control (as defined in the Indenture) occurs at any time prior to May 1, 2015, the Company may, at its option, redeem all, but not less than all, of the Notes at a redemption price equal to 110% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date.

Upon the occurrence of a Change of Control, unless the Company has exercised its optional redemption right in respect of the Notes, the holders of the Notes will have the right to require the Company to repurchase all or a portion of the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus any accrued and unpaid interest to the date of purchase.

A copy of the Indenture is filed as Exhibit 4.1 hereto, and is incorporated herein by reference, and the above description of the Indenture and the Notes contained herein is qualified in entirety by the full text of such instruments.

Registration Rights Agreement

Also on November 5, 2013, in connection with the closing of the Offering, the Company and each of the Guarantors (collectively, the “Issuers”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC, as representative of the Initial Purchasers, pursuant to which the Issuers agreed (a) (i) to file with the Securities and Exchange Commission a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act, with respect to a registered offer to exchange any and all of the Notes (including the guarantees with respect thereto) for a like aggregate principal amount of registered notes that are identical in all material respects to the Notes (except that the exchange notes will not contain restrictive legends, transfer restrictions or provide for any increase in annual interest rate for failure to comply with this should holders of the Notes suffer damage if the Issuers fail to fulfill their obligations under the Registration Rights Agreement) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Notes and the Guarantees thereof, (b) to use their reasonable best efforts to cause the (i) Exchange Offer Registration Statement to become and remain effective under the Securities Act until 180 days following the Exchange Date (as defined in the Registration Rights Agreement) or (ii) if applicable, the shelf registration statement to become and remain effective under the Securities Act until one year following effectiveness, and (c) to use their reasonable best efforts to commence the exchange offer not later than 60 days after the date on which the Exchange Offer Registration Statement is declared effective.  If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, including if the exchange offer is not completed or if the shelf registration statement is not declared effective by November 5, 2014, they will be required to pay additional interest of 1% to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.

A copy of the Registration Rights Agreement is being filed as Exhibit 4.3 hereto and is incorporated herein by reference. The above description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.03                                     Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT	DESCRIPTION

4.1	Indenture, dated as of November 5, 2013, by and among Antero Resources Finance Corporation, the several guarantors named therein and Wells Fargo Bank, National Association, as trustee.
4.2	Form of 5.375% Senior Note due 2021 (included in Exhibit 4.1).
4.3

Registration Rights Agreement, dated as of November 5, 2013, by and among Antero Resources Finance Corporation, the several guarantors named therein and J.P. Morgan Securities LLC as representative of the initial purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: November 7, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.1	Indenture, dated as of November 5, 2013, by and among Antero Resources Finance Corporation, the several guarantors named therein and Wells Fargo Bank, National Association, as trustee.
4.2	Form of 5.375% Senior Note due 2021 (included in Exhibit 4.1).
4.3

Registration Rights Agreement, dated as of November 5, 2013, by and among Antero Resources Finance Corporation, the several guarantors named therein and J.P. Morgan Securities LLC as representative of the initial purchasers named therein.